UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)
3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On October 16, 2006 InterMune, Inc. (“InterMune”) entered into an Exclusive License and Collaboration Agreement (the “Collaboration Agreement”) with Hoffmann-LaRoche Inc. and F.Hoffmann-La Roche Ltd (collectively, “Roche”). Under the Collaboration Agreement, InterMune and Roche will collaborate to develop and commercialize products from InterMune’s HCV protease inhibitor program. The Collaboration Agreement includes InterMune’s lead candidate compound ITMN-191, which is currently expected to enter clinical trials before the end of 2006. The companies will also collaborate on a research program to identify, develop and commercialize novel second-generation HCV protease inhibitors.
          Under the terms of the Collaboration Agreement, InterMune will conduct Phase I studies for ITMN-191, and thereafter Roche will lead clinical development and commercialization. Upon closing, InterMune will receive an upfront payment of $60 million from Roche. In addition, assuming successful development and commercialization of ITMN-191 in the United States and other countries, InterMune could potentially receive up to $470 million in milestone payments. Roche will fund 67% of the global development costs of ITMN-191 and, if the product is approved for commercialization by the U.S. Food and Drug Administration, the companies will co-commercialize the product in the United States and share profits on a 50-50 basis. InterMune will receive royalties on any sales of the product outside of the United States. InterMune has the right to opt-out of either co-development and/or co-commercialization of ITMN-191 in exchange for higher royalties on ex-United States sales and royalties and/or sales instead of profit sharing in the United States, as applicable. The economic terms for ITMN-191 could also apply to additional compounds that InterMune and Roche develop under the Collaboration Agreement. The transaction is expected to close following the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act.
          The description of the terms and conditions of the Collaboration Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Collaboration Agreement, a copy of which InterMune intends to file with its Annual Report on Form 10-K for the period ending December 31, 2006.
Item 7.01. Regulation FD Disclosure.
          On October 16, 2006, InterMune issued a press release announcing the execution of the Collaboration Agreement. This press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.
          The following exhibit is furnished with this report on Form 8-K:

Number	Description
99.1	Press Release dated October 16, 2006 of InterMune, Inc.
          In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated by reference therein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.
Dated: October 16, 2006	By:	/s/ Daniel G. Welch
Daniel G. Welch
Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
99.1	Press Release dated October 16, 2006 of InterMune, Inc.